SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 1999



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



   Maryland                       33-83506                     94-3211970
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number                  I.D. Number)
                                                             Incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone number, including area code: (650) 343-9300


                                       N/A
--------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 28 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1999





 Item 5.  Other Events

     On July 28, 1999, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of June 30, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


 Item 7.  Financial Statements and Exhibits

          Financial Statements:

                   None

          Exhibits:

                                                               Page Number in
 Exhibit No.   Description                                     This Filing

     99        Supplemental Information as of June 30, 1999         4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1999



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                      GLENBOROUGH REALTY TRUST INCORPORATED


Date:  July 28, 1999                  By:      /s/ Stephen R. Saul
                                               Stephen R. Saul
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 1999




                                Table of Contents



                                                                           PAGE

 Real Estate Portfolio...................................................     5

 Additions and Deletions to Portfolios During Period.....................     9

 Geographic and Property Type Contribution to Net Operating Income ......    10

 Debt Summary............................................................    11

 Corporate Operating Summary.............................................    12

 Office Portfolio........................................................    14

 Office/Flex Portfolio...................................................    16

 Industrial Portfolio....................................................    18

 Retail Portfolio........................................................    20

 Multifamily Portfolio...................................................    22

 Reconciliation of Property Income.......................................    23

 Lease Expiration Schedule...............................................    24

 Glossary of Terms.......................................................    26


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                  June 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Vintage Pointe                                    Phoenix                  AZ              56,091                  91%
Tradewinds                                        Mesa                     AZ              17,768                  82%
Warner Village Medical Center                     Fountain Valley          CA              32,272                  95%
Centerstone                                       Irvine                   CA             157,579                  97%
University Tech Center                            Pomona                   CA             100,516                  93%
Academy Professional Center                       Rolling Hills Estate     CA              29,960                  75%
400 South El Camino Real                          San Mateo                CA             145,192                  85%
One Gateway Center                                Aurora                   CO              80,049                  81%
Park Place                                        Clearwater               FL             164,435                  93%
Buschwood III                                     Tampa                    FL              77,044                  93%
Temple Terrace Business Center                    Temple Terrace           FL              79,393                 100%
Ashford Perimeter                                 Atlanta                  GA             288,584                  98%
Powers Ferry Landing                              Atlanta                  GA             393,672                  89%
Capitol Center                                    Des Moines               IA             158,556                 100%
Oak Brook International Center                    Oak Brook                IL              98,443                  96%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace        IL             254,085                 100%
Columbia Center II                                Rosemont                 IL             150,133                  98%
Embassy Plaza                                     Schaumburg               IL             140,744                  25%
Meridian Park                                     Carmel                   IN              86,364                  64%
Crosspoint Four                                   Indianapolis             IN              41,121                 100%
Osram Building                                    Westfield                IN              45,265                 100%
Leawood Office Building                           Leawood                  KS              93,667                 100%
Blue Ridge Office Building                        Braintree                MA              74,795                  97%
Hartwood Building                                 Lexington                MA              52,721                  86%
Bronx Park I                                      Marlborough              MA              75,277                 100%
Marlborough Corp Place                            Marlborough              MA             570,151                  94%
Westford  Corporate Center                        Westford                 MA             163,264                 100%
Montgomery Executive Center                       Gaithersburg             MD             116,348                  91%
Riverview Office Tower                            Bloomington              MN             227,129                  98%
Woodlands Plaza                                   St Louis                 MO              72,276                  99%
University Club Tower                             St. Louis                MO             272,443                  95%
Edinburgh Center                                  Cary                     NC             115,314                  96%
One Pacific Place                                 Omaha                    NE             128,439                  95%
Morristown Medical Offices                        Bedminster               NJ              14,255                 100%
Bridgewater Exec. Quarters I                      Bridgewater              NJ              65,000                 100%
Frontier Executive Quarters I                     Bridgewater              NJ             224,314                 100%
Frontier Executive Quarters II                    Bridgewater              NJ              40,565                 100%
Vreeland Business Center                          Florham Park             NJ             133,090                 100%
Executive Place                                   Franklin Township        NJ              85,765                 100%
Gatehall I                                        Parsipanny               NJ             113,604                  77%
25 Independence                                   Warren                   NJ             106,879                  87%
Citibank                                          Las Vegas                NV             147,765                  82%
Thousand Oaks                                     Memphis                  TN             418,458                  83%
Post Oak Place                                    Houston                  TX              57,411                  88%
4500 Plaza                                        Salt Lake City           UT              70,001                  92%
700 South Washington                              Alexandria               VA              56,348                  94%
Cameron Run                                       Alexandria               VA             143,707                 100%
2000 Corporate Ridge                              McLean                   VA             255,980                 100%
Globe Office Building                             Mercer Island            WA              24,779                  97%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              6,517,011                  92%
                                                                                ==================   ==================
      Number of properties:  49

OFFICE/FLEX PORTFOLIO

Hoover Industrial Center                          Mesa                     AZ              57,441                  96%
Magnolia Industrial                               Phoenix                  AZ              35,385                 100%
Baseline Business Park                            Tempe                    AZ             100,204                  93%
Rancho Bernardo R&D Center                        Rancho Bernardo          CA              52,865                  57%
Scripps Terrace                                   San Diego                CA              56,796                 100%
Tierrasanta Research Park                         San Diego                CA             104,234                 100%
Gateway Eight                                     Aurora                   CO              79,112                 100%

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

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                  June 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO (cont.)

Gateway Four                                      Aurora                   CO             100,000                 100%
Gateway One                                       Aurora                   CO              72,000                  86%
Gateway Six                                       Aurora                   CO             107,200                 100%
Northglenn Business Center                        Northglenn               CO              65,000                 100%
Grand Regency Business Center                     Brandon                  FL              48,551                 100%
Newport Business Center                           Deerfield Beach          FL              62,412                  90%
Lake Point Business Park                          Orlando                  FL             134,389                  92%
Fingerhut Business Center                         Tampa                    FL              48,840                 100%
PrimeCo Business Center                           Tampa                    FL              48,090                 100%
Business Park                                     Norcross                 GA             157,153                  97%
Oakbrook Corners                                  Norcross                 GA             124,776                  67%
Covance Business Center                           Indianapolis             IN             263,610                 100%
Park 100 - Building 42                            Indianapolis             IN              37,200                  63%
Canton Business Center                            Canton                   MA              79,565                 100%
Fisher-Pierce Industrial                          Weymouth                 MA              79,825                 100%
Columbia Warehouse                                Columbia                 MD              38,840                  77%
Germantown                                        Germantown               MD              60,000                 100%
Winnetka Industrial Center                        Crystal                  MN             188,260                  80%
Bryant Lake                                       Eden Prairie             MN             171,789                 100%
Riverview Industrial Park                         St. Paul                 MN             113,700                  82%
Woodlands Tech                                    St Louis                 MO              98,037                 100%
Fox Hollow Business Quarters I                    Branchburg               NJ              42,173                 100%
Fairfield Business Quarters                       Fairfield                NJ              42,792                 100%
Palms Business Center III                         Las Vegas                NV             136,160                  90%
Palms Business Center IV                          Las Vegas                NV              37,414                  74%
Palms Business Center North                       Las Vegas                NV              92,087                  81%
Palms Business Center South                       Las Vegas                NV             132,387                  67%
Post Palms Business Center                        Las Vegas                NV             139,906                  53%
Lehigh Valley                                     Allentown                PA             161,421                  84%
Clark Avenue                                      King of Prussia          PA              40,000                 100%
Valley Forge Corp Ctr                             Norristown               PA             300,894                  87%
Walnut Creek Industrial Center                    Austin                   TX             100,000                 100%
Kent Business Park                                Kent                     WA             138,157                  97%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              3,948,665                  90%
                                                                                ==================   ==================
      Number of properties:  40

INDUSTRIAL

Fifth Street Industrial                           Phoenix                  AZ             109,699                 100%
Fairmont Commerce Center                          Tempe                    AZ              83,200                 100%
Coronado Industrial                               Anaheim                  CA              95,732                 100%
East Anaheim                                      Anaheim                  CA             106,232                 100%
Bellanca Airport Park                             Los Angeles              CA              84,201                 100%
Springdale Commerce Center                        Santa Fe Springs         CA             144,000                  88%
Gateway Nine                                      Aurora                   CO             147,723                 100%
Gateway Seven                                     Aurora                   CO             156,720                 100%
Gateway Ten                                       Aurora                   CO             129,000                 100%
Gateway Three                                     Aurora                   CO             121,189                 100%
Gateway Two                                       Aurora                   CO             135,792                 100%
Atlantic Industrial                               Norcross                 GA             102,295                  88%
Navistar - Chicago                                Chicago                  IL             474,426                 100%
Bonnie Lane Business Center                       Elk Grove Village        IL             119,590                  81%
Glenn Avenue Business Center                      Wheeling                 IL              82,000                  91%
Wood Dale Business Center                         Wood Dale                IL              89,718                  88%
Park 100 - Building 46                            Indianapolis             IN             102,400                 100%
J.I. Case - Kansas City                           Kansas City              KS             199,750                 100%
Forest Street Business Center                     Marlborough              MA              32,500                 100%
Southworth-Milton                                 Milford                  MA             146,125                 100%
Flanders Industrial Park                          Westborough              MA             105,500                 100%
Navistar - Baltimore                              Baltimore                MD             274,000                 100%
Eatontown Industrial                              Eatontown                NJ              36,800                 100%

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


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                  June 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (cont.)

Cottontail Distribution Center                    Franklin Township        NJ             229,352                 100%
One Taft Industrial                               Totowa                   NJ             120,943                 100%
J.I. Case - Memphis                               Memphis                  TN             205,594                 100%
Mercantile Industrial I                           Dallas                   TX             236,092                 100%
Quaker Industrial                                 Dallas                   TX              42,083                 100%
Sea Tac II                                        Seattle                  WA              41,657                 100%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              3,954,313                  98%
                                                                                ==================   ==================
      Number of properties:  29

RETAIL

Sonora Center West                                Sonora                   CA             162,126                  82%
Piedmont Plaza                                    Apopka                   FL             151,000                  98%
River Run Shopping Center                         Miramar                  FL              92,787                 100%
Westwood Plaza                                    Tampa                    FL              99,304                  98%
Westbrook Commons                                 Westchester              IL             132,190                  93%
Broad Ripple Retail Centre                        Indianapolis             IN              37,540                  91%
Cross Creek Retail Centre                         Indianapolis             IN              76,908                  96%
Geist Retail Centre                               Indianapolis             IN              72,348                  76%
Woodfield Centre                                  Indianapolis             IN              58,171                  92%
Goshen Plaza                                      Gaithersburg             MD              45,623                  85%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                                927,997                  91%
                                                                                ==================   ==================
      Number of properties:  10

                                                                                       # OF UNITS                % OCC
MULTIFAMILY PORTFOLIO

Overlook                                          Scottsdale               AZ                 224                  92%
Stone Ridge At Vinings                            Atlanta                  GA                 440                  86%
Woodmere Trace                                    Duluth                   GA                 220                  96%
Crosscreek                                        Indianapolis             IN                 208                  95%
Harcourt Club                                     Indianapolis             IN                 148                  90%
Island Club                                       Indianapolis             IN                 314                  87%
Arrowood Crossing                                 Charlotte                NC                 200                  95%
Chase On Commomwealth                             Charlotte                NC                 132                  95%
Courtyard                                         Charlotte                NC                  55                  95%
Landing On Farmhurst                              Charlotte                NC                 125                  97%
Sharonridge I & II                                Charlotte                NC                  75                  99%
Wendover Glen                                     Charlotte                NC                  96                  94%
Chase (Monroe)                                    Monroe                   NC                 120                  95%
Willow Glen                                       Monroe                   NC                 120                  95%
Sabal Point I, II, & III                          Pineville                NC                 374                  96%
Oaks                                              Raleigh                  NC                  88                  97%
Sahara Gardens                                    Las Vegas                NV                 312                  94%
Villas De Mission                                 Las Vegas                NV                 226                  89%
Players Club Of Brentwood                         Nashville                TN                 258                  88%
Hunters Chase                                     Austin                   TX                 424                  97%
Hunterwood                                        Austin                   TX                 160                  93%
Longspur                                          Austin                   TX                 252                  94%
Silvervale Crossing                               Austin                   TX                 336                  95%
Walnut Creek Crossing                             Austin                   TX                 280                  96%
Wind River Crossing                               Austin                   TX                 352                  95%
Springs of Indian Creek                           Carrollton               TX                 285                  85%
Bear Creek Crossing                               Houston                  TX                 200                  96%
Cypress Creek                                     Houston                  TX                 256                  96%
North Park Crossing                               Houston                  TX                 336                  93%
Willow Brook Crossing                             Houston                  TX                 208                  92%
Park At Woodlake                                  Houston                  TX                 564                  91%
Jefferson Creek                                   Irving                   TX                 300                  95%

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



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                                  June 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST          # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY (cont.)

Jefferson Place                                   Irving                   TX                 424                  92%
La Costa                                          Plano                    TX                 462                  91%
Bandera Crossing                                  San Antonio              TX                 204                  94%
Hollows                                           San Antonio              TX                 432                  92%
Vista Crossing                                    San Antonio              TX                 232                  91%
                                                                                =======================================
   Total Units/Average % Occupied:                                                          9,442                  93%
                                                                                =======================================
      Number of properties:  37


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


                      GLENBOROUGH REALTY TRUST INCORPORATED
               ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                  June 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                 ST               SQ. FEET                  DATE
-----------------------------------------------------------------------------------------------------------------------

ADDITIONS:

INDUSTRIAL PORTFOLIO

Bellanca Airport Park                              Los Angeles          CA                 49,701               6/15/99
   Total Number of properties:  0 (1)

DELETIONS:

OFFICE PORTFOLIO

Dallidet                                           San Luis Obispo      CA                 23,511               4/29/99
Bond Street Building                               Farmington Hills     MI                 40,658                6/3/99
One Professional Square                            Omaha                NE                 34,836               6/25/99
Regency Westpointe                                 Omaha                NE                 35,937               6/25/99
Rockwall                                           Rockwall             MD                340,252               6/30/99
                                                                                 -----------------
   TOTALS                                                                                 475,194
   Number of Properties:  5

OFFICE/FLEX PORTFOLIO

Dominguez Industrial                               Carson               CA                 85,120               4/30/99
Glassell Industrial Center                         Orange               CA                 46,912               6/29/99
Valley Business Park                               Denver               CO                202,540               5/19/99
Cypress Creek Business Center                      Ft. Lauderdale       FL                 66,371               6/18/99
                                                                                 -----------------
   TOTALS                                                                                 400,943
   Number of Properties:  4

INDUSTRIAL PORTFOLIO

Benicia Industrial                                 Benicia              CA                156,800               6/10/99
Burnham Industrial Warehouse                       Boca Raton           FL                 71,168               6/15/99
                                                                                 -----------------
   TOTALS                                                                                 227,968
   Number of Properties:  2

RETAIL PORTFOLIO

Park Center                                        Santa Ana            CA                 73,500               5/13/99

MULTIFAMILY PORTFOLIO                                                                  # of units

Aspen Ridge                                        Colorado Springs     CO                    196               6/25/99

Total Number of properties:  13

(1)  Additional phase to an existing property


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


                      GLENBOROUGH REALTY TRUST INCORPORATED
        GEOGRAPHIC AND PROPERTY TYPE CONTRIBUTION TO NET OPERATING INCOME
                                  June 30, 1999

                                                                   ----------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio
                                                                   ----------------------------------------------------------------

City/Market                          State       % of Total NOI     % Office     % Flex     % Industrial   % Retail   % Multifam.
-----------------------------------------------------------------  ----------------------------------------------------------------

New Jersey                               NJ                 8.9%          6.8%        0.5%           1.6%           -            -
Boston                                   MA                 7.5%          5.5%        0.7%           1.2%           -            -
Atlanta                                  GA                 7.3%          4.4%        0.9%           0.2%           -         1.8%
Chicago                                  IL                 6.1%          4.2%           -           1.3%        0.6%            -
Indianapolis                             IN                 5.5%          0.8%        1.1%           0.2%        1.4%         1.9%
Suburban Washington, DC                MD/VA                5.4%          4.5%        0.4%              -        0.5%            -
Austin                                   TX                 5.2%             -        0.4%              -           -         4.8%
Dallas                                   TX                 4.9%             -           -           0.4%           -         4.5%
Las Vegas                                NV                 4.4%          1.1%        1.9%              -           -         1.4%
Los Angeles/Orange County                CA                 4.3%          3.2%        1.1%              -           -            -
Charlotte                                NC                 4.0%             -           -              -           -         4.0%
Minneapolis                              MN                 3.8%          2.5%        1.4%              -           -            -
Denver                                   CO                 3.7%          0.5%        1.5%           1.7%           -            -
Houston                                  TX                 3.6%          0.3%           -              -           -         3.4%
Tampa                                    FL                 3.1%          1.6%        1.0%              -        0.5%            -
Philadelphia                             PA                 2.6%             -        2.6%              -           -            -
St. Louis                                MO                 2.5%          2.1%        0.5%              -           -            -
Phoenix                                  AZ                 2.2%          0.4%        0.8%           0.4%           -         0.7%
Memphis                                  TN                 2.0%          1.8%           -           0.2%           -            -
San Antonio                              TX                 1.9%             -           -              -           -         1.9%
Orlando                                  FL                 1.5%             -        0.7%              -        0.8%            -
Omaha                                    NE                 1.2%          1.2%           -              -           -            -
Des Moines                               IA                 1.1%          1.1%           -              -           -            -
Raleigh - Durham                         NC                 1.1%          0.9%           -              -           -         0.2%
Fort Lauderdale                          FL                 1.0%             -        0.4%              -        0.6%            -
Kansas City                              KS                 1.0%          0.7%           -           0.2%           -            -
San Diego                                CA                 1.0%             -        1.0%              -           -            -
San Francisco                            CA                 0.7%          0.7%           -              -           -            -
Seattle                                  WA                 0.7%          0.2%        0.4%           0.1%           -            -
Sacramento                               CA                 0.6%             -           -              -        0.6%            -
Nashville                                TN                 0.6%             -           -              -           -         0.6%
Baltimore                                MD                 0.4%             -        0.1%           0.3%           -            -
Salt Lake City                           UT                 0.4%          0.4%           -              -           -            -

                                                -----------------  ----------------------------------------------------------------
TOTAL                                                     100.0%         44.7%       17.3%           7.8%        5.0%        25.2%
                                                                   ----------------------------------------------------------------
   Number of Markets                    33                                  22          19             12           7           11

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


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                  DEBT SUMMARY
                                  June 30, 1999
                                 (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                 Debt      Interest       Interest          Maturity    6/30/99
Loan Type                                                     Balance          Rate         Type                Date    (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
   Line of Credit                                    $         21,247        6.685%     LIBOR +1.625%       12/22/00         1.48
   Senior Unsecured Notes                                     132,890        7.625%         Fixed            3/15/05         5.71
                                                       ---------------  ------------                                   -----------
Total Unsecured Debt                                          154,137        7.531%                                          5.13

SECURED DEBT
Cross Collateralized Loans
   Secured by Fifteen Properties                              114,458        6.750%       Variable          12/20/99         0.47
   Secured by Three Properties                                 53,042        6.750%         Fixed             9/1/00         1.17
   Secured by Four Properties                                  14,195        7.570%         Fixed            5/10/07         7.86
   Secured by Three Properties                                 15,521        6.950%         Fixed             7/1/08         9.00
   Secured by Eight Properties                                 60,340        6.125%         Fixed           11/10/08         9.36
   Secured by Seven Properties                                 46,878        6.125%         Fixed           11/10/08         9.36
   Secured by Nine Properties                                  54,242        6.125%         Fixed           11/10/08         9.36
   Secured by Eleven Properties                                72,399        6.125%         Fixed           11/10/08         9.36
   Secured by Ten Properties                                   58,561        7.500%         Fixed            10/1/22        23.25
                                                       ---------------  ------------                                   -----------
Total Secured Cross Collateralized                            489,636        6.571%                                          8.00

Individually Secured Mortgages
   Total Office                                               106,350        7.648%                       10/1/00-12/1/05    4.98

   Total Office/Flex                                            9,789        8.568%                       6/30/99-6/1/07     4.82

   Total Industrial                                            17,777        7.801%                       4/10/04-7/1/08     6.46

   Total Retail                                                14,205        8.581%                       11/30/05-2/1/07    7.16

   Total Multifamily                                           50,481        7.666%                       2/4/00-12/1/30    11.79

   Total Other                                                  4,146        8.000%                           1/1/06         6.50

                                                       ===============  ============                                   ===========
Total Debt/Weighted Interest Rate & Maturity         $        846,521        7.036%                                          7.23
                                                       ===============  ============                                   ===========

----------------------------------------------------------------------------------------------------------------------------------

                                                                           Relative            Weighted
                                                                Total    Percentage             Average
Debt Type                                                      Amount   Of All Debt                Rate
----------------------------------------------------   ---------------  ------------  ------------------
   All Debt                                          $        846,521       100.00%               7.04%

Debt Summarized by Rate:
   All Floating Rate Debt                                     151,860        17.94%               6.86%
      Floating Rate Debt Capped                               114,458        13.52%               6.75%
      Floating Rate Debt Not Capped                            37,402         4.42%               7.20%

   All Fixed Rate Debt                                        694,661        82.06%               7.07%

Debt Summarized by Loan Type:
   Total Unsecured Debt                                       154,137        18.21%               7.53%

   Total Secured Debt                                         692,384        81.79%               6.93%



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $      12,891  $    14,517  $     11,145  $      9,999  $    48,552
and extraordinary item
Plus:
  Depreciation and amortization                10,009       10,934        14,309        14,782       50,034
  Adjustment to reflect FFO of                    210          174         1,163           633        2,180
Associated Companies
  Loss on interest rate protection                  -            -             -         4,323        4,323
    agreement
  Costs of terminated stock offering                -            -             -           247          247
Less:
  (Net gain) or loss on sales of real         (1,446)        (693)           250       (2,907)      (4,796)
    estate assets
  Preferred stock dividend                    (3,910)      (5,570)       (5,570)       (5,570)     (20,620)
Funds from operations (FFO) (1)                17,754       19,362        21,297        21,507       79,920
Plus:
  Amortization of deferred financing fees         418          174           406           565        1,563
Less:
  Capital reserve in excess of                  1,088          330            69       (2,440)        (953)
    expenditures
  Capital expenditures (incl. T.I.'s &          1,122        2,870         3,789         6,298       14,079
    commissions)
Cash available for distribution (CAD)(1) $     15,962  $    16,336  $     17,845  $     18,214  $    68,357
Cash flows from
  Operating Activities                         15,327       17,327        34,023         9,744       76,421
  Investing Activities (2)                  (383,526)    (185,908)      (64,432)        20,026    (613,840)
  Financing Activities (3)                    369,795      195,000         4,705      (32,794)      536,706

Ratio of earnings to fixed charges               2.41         2.46          1.60          1.54         1.87
(includes depreciation) (4)
Ratio of earnings to fixed charges and           1.69         1.57          1.21          1.17         1.36
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                              3.24         3.26          2.28          2.25         2.60
Interest coverage ratio                          3.51         3.62          2.56          2.55         2.91
Cumulative capital reserves in excess           2,316        2,646         2,715           275          275
  of expenditures
------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     30,599  $    34,465  $     42,617  $     42,880  $   150,561
  Compounded growth from same period           451.3%       315.0%        243.3%        136.7%       239.2%
    prior year
Net Operating Income (NOI)-Property Level (5)
  Same property                          $     18,198  $    28,337  $     27,795  $     28,877  $   103,207
  Growth from same period prior year             4.6%         7.7%          5.3%          6.3%         6.0%
Tenant retention % (commercial                  64.1%        63.6%         46.1%         59.0%        59.1%
  portfolio)
Increase in effective rents from                22.4%        21.7%         27.7%         21.9%        23.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,213  $    13,921  $     10,510  $      9,358  $    46,002
  items
Net Income including extraordinary       $     12,213  $    13,921  $     10,510  $      7,958  $    44,602
  items
----------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 126 of the 165 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                    Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  ----------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $     13,236  $    16,892                              $    30,128
  and extraordinary item
Plus:
  Depreciation and amortization               14,947       14,075                                   29,022
  Adjustment to reflect FFO of                   253        2,170                                    2,423
Associated Companies
  Loss on interest rate protection                 -            -                                        -
    agreement
  Costs of terminated stock offering               -            -                                        -
Less:
  (Net gain) or loss on sales of real        (1,351)      (5,742)                                  (7,093)
    estate assets
  Preferred stock dividend                   (5,570)      (5,570)                                 (11,140)
Funds from operations (FFO) (1)               21,515       21,825                                   43,340
Plus:
  Amortization of deferred financing             485          508                                      993
    fees
Less:
  Capital reserve in excess of                 1,269        (994)                                      275
    expenditures
  Capital expenditures (incl. T.I.'s &         2,769        5,392                                    8,161
    commissions)
Cash available for distribution (CAD)(1)$     17,962  $    17,935                              $    35,897
Cash flows from
  Operating Activities                        21,987       29,437                                   51,424
  Investing Activities (2)                   (1,211)       81,187                                   79,976
  Financing Activities (3)                  (21,325)    (112,431)                                (133,756)
Ratio of earnings to fixed charges              1.73         1.95                                     1.84
(includes depreciation) (4)
Ratio of earnings to fixed charges and          1.31         1.47                                     1.39
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                             2.38         2.27                                     2.33
Interest coverage ratio                         2.71         2.63                                     2.67
Cumulative capital reserves in excess          1,544          550                                      550
  of expenditures
-----------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     43,517  $    41,788                              $    85,305
  Compounded growth from same period            42.2%        21.2%                                    21.2%
    prior year
Net Operating Income (NOI)-Property Level(5)
  Same property                          $     18,495  $    28,041                              $    46,537
  Growth from same period prior year             1.6%        -1.0%                                     0.3%
Tenant retention % (commercial                  60.4%        77.5%                                    68.1%
portfolio)
Increase in effective rents from                29.1%        21.6%                                    25.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,569       15,363                                   27,932
  items
Net Income including extraordinary       $     10,578       17,051                                   27,629
  items
------------------------------------------------------------------------------------------------------------
(1)  Please see the Glossary of Terms for a definition and other related disclosure.
(2)  Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)  Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4)  Earnings INCLUDE DEPRECIATION as an expense.
(5)  Reflects the performance of 126 of the 165 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------------
Basic weighted average shares            $     31,549  $    31,648  $     31,704  $     31,744  $    31,662
  outstanding for EPS
Diluted wtd avg shares outstanding for   $     34,372  $    34,869  $     36,261  $     36,191  $    35,576
  EPS
Diluted wtd avg shares for calculation   $     34,372  $    34,869  $     36,261  $     36,191  $    35,576
  of FFO and CAD
Diluted CAD per share                    $       0.46  $      0.47  $       0.49  $       0.50  $      1.92
Basic net income per share before        $       0.26  $      0.26  $       0.16  $       0.12  $      0.80
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before      $       0.26  $      0.26  $       0.15  $       0.12  $      0.79
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP    $     14,246  $    14,587  $     15,108  $     15,110  $    59,051
  units)
Dividend per share                       $       0.42  $      0.42  $       0.42  $       0.42  $      1.68
Dividend payout ratio (CAD)                     91.3%        89.4%         85.7%         84.0%        87.5%

Total Preferred Dividends                       3,910        5,570         5,570         5,570       20,620
Preferred Dividends per share                    0.34 (4)     0.48          0.48          0.48         1.78

Total notes and mortgages payable             442,415      868,406       935,244       922,097      922,097

Preferred Stock at Par Value                  287,500      287,500       287,500       287,500      287,500

Total market capitalization  (2)            1,717,807    2,092,991     1,987,128     1,942,624    1,942,624

Debt/Total market capitalization                25.8%        41.5%         47.1%         47.5%        47.5%

Preferred shares outstanding (at end           11,500       11,500        11,500        11,500       11,500
  of period)
Price per share on last trading day      $      26.13  $     24.38  $      20.38  $      18.25  $     18.25

Common shares outstanding (at end of           31,550       31,685        31,737        31,759       31,759
  period)
Common shares and OP Units outstanding         33,919       35,529        35,971        35,977       35,977
  (at end of period)
Fully converted common shares and OP           42,676       44,286        44,728        44,734       44,734
  units (at end of period) (3)
Price per share on last trading day      $      29.13  $     26.38  $      21.25  $      20.38  $     20.38

-------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year  based on the  respective  weighted  average  number of common  shares outstanding;  therefore;  the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT  Partnership.
(3) Includes outstanding  Preferred shares  converted to 8,757,234  shares of common  stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 1999

            For the Period:                                             1999
                                          -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
Basic weighted average shares                 31,765       31,664                                   31,714
  outstanding for EPS
Diluted wtd avg shares outstanding for        36,098       35,984                                   36,041
  EPS
Diluted wtd avg shares for calculation        36,098       35,984                                   36,041
  of FFO and CAD
Diluted CAD per share                   $       0.50  $      0.50                              $      1.00
Basic net income per share before       $       0.22  $      0.31                              $      0.53
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before     $       0.21  $      0.31                              $      0.53
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP   $     15,081  $    15,027                              $    30,108
  units)
Dividend per share                      $       0.42  $      0.42                              $      0.84
Dividend payout ratio (CAD)                    84.0%        84.0%                                    84.0%

Total Preferred Dividends                      5,570        5,570                                   11,141
Preferred Dividends per share                   0.48         0.48                                     0.96

Total notes and mortgages payable            934,683      846,521                                  846,521

Preferred Stock at Par Value                 287,500      287,500                                  287,500

Total market capitalization  (2)           1,832,614    1,760,127                                1,760,127

Debt/Total market capitalization               51.0%        48.1%                                    48.1%

Preferred shares outstanding (at end          11,500       11,500                                   11,500
  of period)
Price per share on last trading day     $      16.75  $     19.00                              $     19.00

Common shares outstanding (at end of          31,690       31,593                                   31,593
  period)
Common shares and OP Units outstanding        35,908       35,778                                   35,778
  (at end of period)
Fully converted common shares and OP          44,665       44,535                                   44,535
  units (at end of period) (3)
Price per share on last trading day     $      17.00  $     17.50                              $     17.50

-----------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year  based on the  respective  weighted  average  number of common  shares outstanding;  therefore;  the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT  Partnership.
(3) Includes outstanding  Preferred shares  converted to 8,757,234  shares of common  stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
Same-Property (2)
  Revenue                                $     12,718  $    26,057  $     26,297  $     25,949  $    91,021
  Operating expenses                            4,830       10,001        10,855         9,791       35,477
  NOI                                           7,888       16,056        15,442        16,158       55,544
  Growth from same period prior year            15.4%        10.1%          7.0%          8.8%        10.3%

Combined Total
  Revenue                                $     25,819  $    29,636  $     30,713  $     29,530  $   115,698
  Operating expenses                            9,483       10,890        12,122        10,928       43,423
  NOI                                          16,336       18,746        18,591        18,602       72,275

Capital expenditures (excludes TI &      $        199  $       259  $        584  $        646  $     1,687
  CLC)
Weighted average leaseable sq ft                5,687        6,483         6,881         6,855        6,476
Capital expenditures per leaseable sq            0.03         0.04          0.08          0.09         0.26
  ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period): (1)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy                                     94.6%        95.4%         94.1%         92.2%        92.2%

  Average effective rent per occupied           15.87        15.60         15.93         16.13        16.13
    sq ft
  Increase from same period prior year           6.8%         2.0%          0.1%          2.7%         2.7%

  Revenue per occupied sq ft                    18.69        18.45         18.77         18.91        18.91
  Increase from same period prior year          10.7%         5.5%          8.9%          5.0%         5.0%

Combined Total
  Occupancy                                     95.7%        94.9%         93.8%         92.1%        92.1%

  Average effective rent per occupied           14.77        15.68         15.68         16.04        16.04
    sq ft
  Increase from same period prior year           8.0%        14.0%         -1.2%          1.4%         1.4%

  Revenue per occupied sq ft                    18.69        19.27         19.03         18.71        18.71
  Increase from same period prior year          19.7%        15.6%          3.0%          3.1%         3.1%

------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarters building.
(2)  Reflects performance of 44 of the 49 properties in the current portfolio.
(3)  Decrease in NOI due to prior year expense reconciliation credits given to tenants, and lower occupancy of 92% compared to 95%.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1999

            For the Period:                                             1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------
Same-Property (2)
  Revenue                               $     12,994  $    25,765                              $    38,758
  Operating expenses                           5,012       10,257                                   15,268
  NOI                                          7,982       15,508                                   23,490
  Growth from same period prior year            1.2%        -3.4% (3)                                -1.1%

Combined Total
  Revenue                               $     29,235  $    29,498                              $    58,733
  Operating expenses                          11,171       11,383                                   22,554
  NOI                                         18,064       18,115                                   36,179

Capital expenditures (excludes TI &     $        362  $       524                              $       886
  CLC)
Weighted average leaseable sq ft               6,856        6,369                                    6,375
Capital expenditures per leaseable sq           0.05         0.08                                     0.14
  ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period): (1)
-----------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy                                    92.1%        92.1%                                    92.1%

  Average effective rent per occupied          16.28        16.46                                    16.46
    sq ft
  Increase from same period prior year          2.6%         5.5%                                     5.5%

  Revenue per occupied sq ft                   19.63        19.07                                    19.07
  Increase from same period prior year          5.0%         3.3%                                     3.3%

Combined Total
  Occupancy                                    92.1%        92.3%                                    92.3%

  Average effective rent per occupied          15.85        16.16                                    16.16
    sq ft
  Increase from same period prior year          7.3%         3.1%                                     3.1%

  Revenue per occupied sq ft                   18.52        18.76                                    18.76
  Increase from same period prior year         -0.9%        -2.7%                                    -2.7%

-----------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarters building.
(2)  Reflects performance of 44 of the 49 properties in the current portfolio.
(3)  Decrease in NOI due to prior year expense reconciliation credits given to tenants, and lower occupancy of 92% compared to 95%.





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------
Square footage leased                          31,839       34,380        58,242        72,716      197,177
Average rent per sq ft                          19.01        18.89         19.48         18.60        18.97

Concessions                                         -       17,195             -         5,727       22,922
Concessions per sq ft  leased                       -         0.50             -          0.08         0.12

Tenant improvements (TI) committed            283,512      219,172       467,621       787,288    1,757,593
TI committed per sq ft  leased                   8.90         6.37          8.03         10.83         8.91

Capitalized leasing commissions (CLC)         108,223       94,647       262,254       291,275      756,399
  committed
CLC committed per sq ft  leased                  3.40         2.75          4.50          4.01         3.84
CLC and TI committed per sq ft  leased          12.30         9.13         12.53         14.83        12.75

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  67%          80%           57%           58%        66.0%
Square footage leased                          47,942      141,359        84,451       108,975      382,727
Average rent per sq ft                          17.28        17.39         18.84         21.30        18.81
Increase in effective rents from                 9.7%        24.3%         33.3%         18.5%        21.5%
renewals


Concessions                                     4,686            -         5,394           558       10,638
Concessions per sq ft  leased                    0.10            -          0.06          0.01         0.03

Tenant improvements (TI) committed            123,290      617,865       302,318       454,606    1,498,079
TI committed per sq ft  leased                   2.57         4.37          3.58          4.17         3.91

Capitalized leasing commissions (CLC)          35,179      230,093        61,732        69,789      396,793
  committed
CLC committed per sq ft  leased                  0.73         1.63          0.73          0.64         1.04
CLC and TI committed per sq ft  leased           3.30         6.00          4.31          4.81         4.95

------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarters building.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
---------------------------------------------------------------------------------------------------------
Square footage leased                      158,089       73,503                                  231,592
Average rent per sq ft                       17.29        22.04                                    18.80

Concessions                                 30,306       39,738                                   70,044
Concessions per sq ft  leased                 0.19         0.54                                     0.30

Tenant improvements (TI) committed         415,862      888,725                                1,304,587
TI committed per sq ft  leased                2.63        12.09                                     5.63

Capitalized leasing commissions (CLC)      689,930      517,467                                1,207,397
  committed
CLC committed per sq ft  leased               4.36         7.04                                     5.21
CLC and TI committed per sq ft  leased        6.99        19.13                                    10.85

----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
----------------------------------------------------------------------------------------------------------

Tenant Retention                               64%          86%                                      77%
Square footage leased                      209,442      533,342                                  742,784
Average rent per sq ft                       18.04        18.67                                    18.49
Increase in effective rents from             36.7%        28.0%                                    32.4%
renewals

Concessions                                 12,695       82,460                                   95,155
Concessions per sq ft  leased                 0.06         0.15                                     0.13

Tenant improvements (TI) committed         840,571    4,236,531                                5,077,102
TI committed per sq ft  leased                4.01         7.94                                     6.84

Capitalized leasing commissions (CLC)      434,836    2,758,519                                3,193,355
  committed
CLC committed per sq ft  leased               2.08         5.17                                     4.30
CLC and TI committed per sq ft  leased        6.09        13.11                                    11.14

---------------------------------------------------------------------------------------------------------
(1)  Numbers exclude corporate headquarters building.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      6,695  $     7,664  $      7,803  $      7,762  $    29,924
  Operating expenses                            2,127        2,340         2,395         2,209        9,071
  NOI                                           4,568        5,324         5,408         5,553       20,853
  Growth from same period prior year            -4.2%        -3.5%         -4.7%          3.6%        -2.2%

Combined Total
  Revenue                                $      8,579  $     9,015  $      9,469  $      9,924  $    36,987
  Operating expenses                            2,569        2,681         2,915         2,733       10,898
  NOI                                           6,009        6,334         6,554         7,192       26,089

  Capital expenditure (excludes TI &     $         39  $       118  $        344  $        263  $       765
    CLC)
  Weighted average leaseable sq ft              3,962        3,979         4,537         4,561        4,260
  Capital expenditures per leaseable             0.01         0.03          0.08          0.06         0.18
    sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     92.9%        92.0%         92.1%         89.4%        89.4%

  Average effective rent per occupied            7.31         7.92          7.98          8.29         8.29
    sq ft
  Increase from same period prior year          11.0%         5.7%          1.5%          5.0%         5.0%

  Revenue per occupied sq ft                     9.37        10.16         10.05         10.44        10.44
  Increase from same period prior year           5.8%        14.5%          4.1%          9.9%         9.9%

Combined Total
  Occupancy                                     93.2%        91.9%         92.0%         90.2%        90.2%

  Average effective rent per occupied            7.43         7.48          7.40          7.61         7.61
    sq ft
  Increase from same period prior year          33.2%         9.7%         17.5%          6.2%         6.2%

  Revenue per occupied sq ft                     9.37         9.70          9.06          9.65         9.65
  Increase from same period prior year          43.9%        29.8%         22.0%         11.1%        11.1%

-------------------------------------------------------------------------------------------------------------
 (1) Reflects performance of 35 of the 40 properties in the current portfolio.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------
Same-Property (1)
  Revenue                               $      6,796 $      7,653                             $     14,449
  Operating expenses                           2,190        2,291                                    4,480
  NOI                                          4,606        5,362                                    9,968
  Growth from same period prior year            0.8%         0.7%                                     0.8%

Combined Total
  Revenue                               $      9,532 $      9,183                             $     18,716
  Operating expenses                           2,849        2,630                                    5,479
  NOI                                          6,684        6,553                                   13,237


  Capital expenditure (excludes TI &    $        142 $         98                             $        239
    CLC)
  Weighted average leaseable sq ft             4,350        3,949                                    3,949
  Capital expenditures per leaseable            0.03         0.02                                     0.06
    sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                    87.1%        88.1%                                    88.1%

  Average effective rent per occupied           7.80         8.19                                     8.19
    sq ft
  Increase from same period prior year          6.7%         3.3%                                     3.3%

  Revenue per occupied sq ft                    9.80        10.44                                    10.44
  Increase from same period prior year          4.6%         2.8%                                     2.8%

Combined Total
  Occupancy                                    89.1%        89.7%                                    89.7%

  Average effective rent per occupied           7.75         7.75                                     7.75
    sq ft
  Increase from same period prior year          4.3%         3.5%                                     3.5%

  Revenue per occupied sq ft                    9.71         9.81                                     9.81
  Increase from same period prior year          3.7%         1.2%                                     1.2%

-----------------------------------------------------------------------------------------------------------
(1) Reflects performance of 35 of the 40 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                          33,216      115,635        65,275        95,677      309,803
Average rent per sq ft                           9.66        10.17         12.89         10.20        10.70

Concessions                                    15,618        4,432        18,217         5,103       43,370
Concessions per sq ft leased                     0.47         0.04          0.28          0.05         0.14

Tenant improvements (TI) committed            140,072      869,942       250,319       697,389    1,957,722
TI committed per sq ft leased                    4.22         7.52          3.83          7.29         6.32

Capitalized leasing commissions (CLC)          70,168      292,089       125,560       242,586      730,403
  committed
CLC committed per sq ft leased                   2.11         2.53          1.92          2.54         2.36
CLC and TI committed per sq ft leased            6.33        10.05          5.75          9.83         8.68

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  58%          60%           38%           51%          53%
Square footage leased                         120,102      228,825        80,316       137,444      566,687
Average rent per sq ft                           6.44         7.32          9.13          9.06         7.81
 Increase in effective rents from               47.1%        21.1%         21.5%         27.5%        29.3%
   renewals

Concessions                                     1,047       23,784             -             -       24,831
Concessions per sq ft leased                     0.01         0.10             -             -         0.04

Tenant improvements (TI) committed             38,171      494,154        80,010        98,476      710,811
TI committed per sq ft leased                    0.32         2.16          1.00          0.72         1.25

Capitalized leasing commissions (CLC)          31,559      145,150        37,699        14,807      229,215
  committed
CLC committed per sq ft leased                   0.26         0.63          0.47          0.11         0.40
CLC and TI committed per sq ft leased            0.58         2.79          1.47          0.83         1.65



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------
Square footage leased                       59,337      117,189                                  176,526
Average rent per sq ft                        9.86        10.39                                    10.21

Concessions                                 18,517       82,593                                  101,110
Concessions per sq ft leased                  0.31         0.70                                     0.57

Tenant improvements (TI) committed         188,564      867,332                                1,055,896
TI committed per sq ft leased                 3.18         7.40                                     5.98

Capitalized leasing commissions (CLC)      165,251      352,309                                  517,560
  committed
CLC committed per sq ft leased                2.78         3.01                                     2.93
CLC and TI committed per sq ft leased         5.96        10.41                                     8.91

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               60%          64%                                      63%
Square footage leased                      155,054      202,872                                  357,926
Average rent per sq ft                        9.14         7.99                                     8.48
 Increase in effective rents from            25.4%        18.3%                                    21.9%
renewals

Concessions                                 81,232          901                                   82,133
Concessions per sq ft leased                  0.52            -                                     0.23

Tenant improvements (TI) committed         118,972      325,727                                  444,699
TI committed per sq ft leased                 0.77         1.61                                     1.24

Capitalized leasing commissions (CLC)       20,766       57,533                                   78,299
  committed
CLC committed per sq ft leased                0.13         0.28                                     0.22
CLC and TI committed per sq ft leased         0.90         1.89                                     1.46




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
Same-Property (1)
  Revenue                                $      2,828  $     2,842  $      2,862  $      2,856  $    11,387
  Operating expenses                              663          693           698           609        2,662
  NOI                                           2,166        2,149         2,164         2,246        8,725
  Growth from same period prior year             4.3%         2.1%          4.8%          3.5%         3.7%

Combined Total
  Revenue                                $      3,293  $     3,479  $      4,666  $      4,666  $    16,104
  Operating expenses                              800          851         1,119           839        3,608
  NOI                                           2,494        2,628         3,547         3,827       12,495

  Capital expenditure (excludes TI &     $         10  $        34  $         60  $         40  $       144
    CLC)
  Weighted average leaseable sq ft              3,316        3,431         4,265         4,098        3,777
  Capital expenditures per leaseable                -         0.01          0.01          0.01         0.04
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     97.1%        98.1%         98.1%         98.1%        98.1%

  Average effective rent per occupied            3.36         3.44          3.46          3.55         3.55
    sq ft
  Increase from same period prior year           5.4%         4.0%          6.5%          4.4%         4.4%

  Revenue per occupied sq ft                     4.08         4.07          4.10          4.09         4.09
  Increase from same period prior year           6.5%         4.6%         10.2%          2.0%         2.0%

Combined Total
  Occupancy                                     96.1%        97.0%         96.0%         98.0%        98.0%

  Average effective rent per occupied            3.35         3.46          3.92          3.91         3.91
    sq ft
  Increase from same period prior year          44.7%        26.3%         19.0%         16.5%        16.5%

  Revenue per occupied sq ft                     4.08         4.14          4.56          4.56         4.56
  Increase from same period prior year          71.5%        38.9%         23.2%         17.1%        17.1%

------------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 21 of the 29  properties in the current portfolio.
(2)  The decrease in Revenue is due to the timing of the billing of common area reimbursement income.
(3)  The decrease in NOI is due to a reserve for bad debt resulting from a tenant bankruptcy.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------
Same-Property (1)
  Revenue                               $      2,816  $     2,868                              $     5,684
  Operating expenses                             666          754                                    1,420
  NOI                                          2,150        2,114                                    4,264
  Growth from same period prior year           -0.7% (2)    -1.6% (3)                                -1.2%

Combined Total
  Revenue                               $      4,764  $     4,755                              $     9,519
  Operating expenses                           1,115        1,142                                    2,257
  NOI                                          3,650        3,612                                    7,262

  Capital expenditure (excludes TI &    $         21  $        23                              $        44
    CLC)
  Weighted average leaseable sq ft             4,118        3,913                                    3,902
  Capital expenditures per leaseable            0.01         0.01                                     0.01
    sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                    97.2%        98.0%                                    98.0%

  Average effective rent per occupied           3.48         3.59                                     3.59
    sq ft
  Increase from same period prior year          3.5%         4.6%                                     4.6%

  Revenue per occupied sq ft                    3.94         4.11                                     4.11
  Increase from same period prior year         -3.3% (2)     1.0% (3)                                 1.0%

Combined Total
  Occupancy                                    97.4%        98.2%                                    98.2%

  Average effective rent per occupied           4.01         4.10                                     4.10
    sq ft
  Increase from same period prior year         19.8%        18.5%                                    18.5%

  Revenue per occupied sq ft                    4.77         4.84                                     4.84
  Increase from same period prior year         16.9%        16.9%                                    16.9%

-----------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 21 of the 29  properties in the current portfolio.
(2)  The decrease in Revenue is due to the timing of the billing of common area reimbursement income.
(3)  The decrease in NOI is due to a reserve for bad debt resulting from a tenant bankruptcy.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          11,205       48,000             -        46,849      106,054
Average rent per sq ft                           3.50         3.84             -          5.26         4.43

Concessions                                         -            -             -        29,142       29,142
Concessions per sq ft  leased                       -            -             -          0.62         0.27

Tenant improvements (TI) committed             41,648            -             -       225,255      266,903
TI committed per sq ft  leased                   3.72            -             -          4.81         2.52

Capitalized leasing commissions (CLC)           4,706       47,635             -        64,441      116,782
  committed
CLC committed per sq ft  leased                  0.42         0.99             -          1.38         1.10
CLC and TI committed per sq ft  leased           4.14         0.99             -          6.19         3.62

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          66%           67%           78%          78%
Square footage leased                          30,084       55,510         9,075       107,173      201,842
Average rent per sq ft                           3.50         4.69          4.20          4.74         4.52
  Increase in effective rents from               9.9%        10.9%         13.5%         30.2%        10.4%
renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -       12,163             -         3,000       15,163
TI committed per sq ft  leased                      -         0.22             -          0.03         0.08

Capitalized leasing commissions (CLC)           2,361            -             -             -        2,361
  committed
CLC committed per sq ft  leased                  0.08            -             -             -         0.01
CLC and TI committed per sq ft  leased           0.08         0.22             -          0.03         0.09

------------------------------------------------------------------------------------------------------------
(1)  Decrease  in  effective  rents is a result  one  tenant  renewing  and expanding in a suite,  with a lower allocation of office versus warehouse square feet, resulting in a lower blended rate.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------
Square footage leased                       77,951            -                                   77,951
Average rent per sq ft                        3.97            -                                     3.97

Concessions                                 12,849            -                                   12,849
Concessions per sq ft  leased                 0.16            -                                     0.16

Tenant improvements (TI) committed          31,775            -                                  31,775
TI committed per sq ft  leased                0.41            -                                     0.41

Capitalized leasing commissions (CLC)       61,618            -                                   61,618
  committed
CLC committed per sq ft  leased               0.79            -                                     0.79
CLC and TI committed per sq ft  leased        1.20            -                                     1.20

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               48%          56%                                      48%
Square footage leased                       63,270       39,787                                  103,057
Average rent per sq ft                        5.82         4.52                                     5.32
  Increase in effective rents from            2.9%        -5.0% (1)                                -1.1%
renewals

Concessions                                      -            -                                        -
Concessions per sq ft  leased                    -            -                                        -

Tenant improvements (TI) committed          52,855       36,557                                   89,412
TI committed per sq ft  leased                0.84         0.92                                     0.87

Capitalized leasing commissions (CLC)       48,090            -                                   48,090
  committed
CLC committed per sq ft  leased               0.76            -                                     0.47
CLC and TI committed per sq ft  leased        1.60         0.92                                     1.34

---------------------------------------------------------------------------------------------------------
(1)  Decrease  in  effective  rents is a result  one  tenant  renewing  and expanding in a suite,  with a lower allocation of office versus warehouse square feet, resulting in a lower blended rate.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                                $      1,999  $     2,717  $      2,651  $      2,664  $    10,032
  Operating expenses                              725          901           856           819        3,301
  NOI                                           1,274        1,816         1,795         1,845        6,731
  Growth from same period prior year             2.1%        18.4%          7.0%          1.0%         7.1%

Combined Total
  Revenue                                $      2,388  $     3,043  $      3,208  $      3,433  $    12,072
  Operating expenses                              865        1,072           948           955        3,840
  NOI                                           1,523        1,971         2,260         2,478        8,231

  Capital expenditures (excludes TI      $         17  $        49  $        113  $        145  $       325
    and CLC)
  Weighted average leaseable sq ft                979        1,168         1,235         1,239        1,155
  Capital expenditures per leaseable             0.02         0.04          0.09          0.12         0.28
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
------------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     96.7%        92.7%         93.0%         93.0%        93.0%

  Average effective rent per occupied            8.30         9.27          9.42          9.42         9.42
    sq ft
  Increase from same period prior year           4.6%         1.5%         -2.9%          1.9%         1.9%

  Revenue per occupied sq ft
                                                10.11        12.63         12.29         12.29        12.29
  Increase from same period prior year          -0.9%         6.3%          1.7%          5.2%         5.2%

Combined Total
  Occupancy                                     96.5%        93.6%         93.3%         93.8%        93.8%

  Average effective rent per occupied            7.80         8.46          8.60          8.75         8.75
    sq ft
  Increase from same period prior year          -3.0%        -6.4%          1.3%          9.6%         9.6%

  Revenue per occupied sq ft                    10.11        11.20         11.14         11.81        11.81
  Increase from same period prior year           5.0%        10.0%         -8.2% (2)      9.7%         9.7%

------------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 10 of the 10 properties in the current portfolio.
(2)  The decrease in Revenue is due to the timing of the billing of common area reimbursement income.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1999
                                           -----------------------------------------------------------------
                                                                                                        Year
                                               1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                                $      2,156  $     2,739                              $     4,895
  Operating expenses                              765          806                                    1,570
  NOI                                           1,391        1,934                                    3,325
  Growth from same period prior year             9.2%         6.5%                                     7.8%

Combined Total
  Revenue                                $      3,241  $     2,816                              $     6,056
  Operating expenses                            1,176          854                                    2,031
  NOI                                           2,064        1,962                                    4,026

  Capital expenditures (excludes TI      $         14  $        30                              $        44
    and CLC)
  Weighted average leaseable sq ft              1,001          928                                      928
  Capital expenditures per leaseable             0.01         0.03                                     0.05
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (at end of period):
------------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     92.2%        91.5%                                    91.5%

  Average effective rent per occupied            8.71         9.39                                     9.39
    sq ft
  Increase from same period prior year           4.9%         1.4%                                     1.4%

  Revenue per occupied sq ft                    12.36        12.91
                                                                                                      12.91
  Increase from same period prior year          22.2%         2.2%                                     2.2%

Combined Total
  Occupancy                                     92.2%        91.5%                                    91.5%

  Average effective rent per occupied            9.26         9.39                                     9.39
    sq ft
  Increase from same period prior year          18.7%        11.0%                                    11.0%

  Revenue per occupied sq ft                    12.74        12.91                                    12.91
  Increase from same period prior year          26.0%        15.2%                                    15.2%

------------------------------------------------------------------------------------------------------------
(1)  Reflects the performance of 10 of the 10 properties in the current portfolio.
(2)  The decrease in Revenue is due to the timing of the billing of common area reimbursement income.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                           2,400        2,500         6,010        13,625       24,535
Average rent per sq ft                          13.74        13.40         14.27         12.10        12.92

Concessions                                     5,280        5,400             -        15,031       25,711
Concessions per sq ft  leased                    2.20         2.16             -          1.10         1.05

Tenant improvements (TI) committed                  -          810             -        46,250       47,060
TI committed per sq ft  leased                      -         0.32             -          3.39         1.92

Capitalized leasing commissions (CLC)               -        7,038        13,715        80,516      101,269
  committed
CLC committed per sq ft  leased                     -         2.82          2.28          5.91         4.13
CLC and TI committed per sq ft  leased              -         3.14          2.28          9.30         6.05

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  46%           5%           42%           54%          30%
Square footage leased                           2,450        1,400         5,125        12,384       21,359
Average rent per sq ft                          12.51        18.17         16.26         15.85        15.72
  Increase in effective rents from              21.2%         5.6%         10.7%         20.7%        14.6%
    renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -            -         1,100        50,578       51,678
TI committed per sq ft  leased                      -            -          0.21          4.08         2.42

Capitalized leasing commissions (CLC)               -        7,632             -             -        7,632
  committed
CLC committed per sq ft  leased                     -         5.45             -             -         0.36
CLC and TI committed per sq ft  leased              -         5.45          0.21          4.08         2.78


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------
Square footage leased                       11,017        7,750                                   18,767
Average rent per sq ft                       15.18        12.09                                    13.91

Concessions                                  3,600        7,919                                   11,519
Concessions per sq ft  leased                 0.33         1.02                                     0.61

Tenant improvements (TI) committed          19,400       18,500                                   37,900
TI committed per sq ft  leased                1.76         2.39                                     2.02

Capitalized leasing commissions (CLC)       32,656       19,262                                   51,918
  committed
CLC committed per sq ft  leased               2.96         2.49                                     2.77
CLC and TI committed per sq ft  leased        4.73         4.87                                     4.79

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               74%          57%                                      63%
Square footage leased                       33,585        9,630                                   43,215
Average rent per sq ft                       13.11        14.90                                    13.51
Increase in effective rents from             18.5%        12.4%                                    15.5%
  renewals

Concessions                                      -            -                                        -
Concessions per sq ft  leased                    -            -                                        -

Tenant improvements (TI) committed           3,200       19,776                                   22,976
TI committed per sq ft  leased                0.10         2.05
                                                                                                    0.53

Capitalized leasing commissions (CLC)            -            -                                        -
  committed
CLC committed per sq ft  leased                  -            -                                        -
CLC and TI committed per sq ft  leased        0.10         2.05                                     0.53



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                  June 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
------------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                                $      3,733  $     4,942  $      4,982  $      4,967  $    18,624
  Operating expenses                            1,432        1,950         1,995         1,893        7,269
  NOI                                           2,302        2,992         2,987         3,074       11,354
  Growth from same period prior year            -6.3%         4.2%         10.7%         14.6%         5.8%

Combined Total
  Revenue                                $      3,762  $     4,942  $     16,257  $     16,169  $    41,131
  Operating expenses                            1,466        1,952         7,003         6,929       17,350
  NOI                                           2,296        2,990         9,254         9,241       23,781

  Capital expenditures                   $        120  $       145  $        852  $      1,033  $     2,151
  Weighted average apartment units              2,147        2,662         9,353         9,353        5,879
    owned
  Capital expenditures per apartment               56           55            91           110          366
    unit

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS: (at end of period)
------------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                     95.6%        92.4%         94.3%         92.9%        92.9%

  Average effective base rent per                 602          623           626           627          627
    occupied unit
  Increase from same period prior year           3.1%         2.3%          2.4%          1.1%         1.1%

  Apartment annualized turnover rate            43.2%        44.7%         66.2%         39.6%        35.7%

Combined Total
  Occupancy                                     95.6%        92.4%         94.1%         93.4%        93.4%

  Average effective base rent per                 602          623           614           618          618
    occupied unit
  Increase from prior year                       0.5%         2.2%          0.7%         -0.2% (2)    -0.2%

  Apartment annualized turnover rate            43.2%        44.7%         78.0%         60.9%        67.7%

------------------------------------------------------------------------------------------------------------
(1)  Reflects performance of 16 of the 37 properties in the current portfolio.
(2)  Reflects acquisition activity.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                  June 30, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                               $      3,819  $     5,144                              $     8,963
  Operating expenses                           1,453        2,022                                    3,475
  NOI                                          2,365        3,122                                    5,488
  Growth from same period prior year            2.8%         4.4%                                     4.4%

Combined Total
  Revenue                               $     16,670  $    17,299                              $    33,970
  Operating expenses                           7,255        7,400                                   14,654
  NOI                                          9,416        9,899                                   19,315

  Capital expenditures                  $        594  $       675                              $     1,269
  Weighted average apartment units             9,530        9,612                                    9,571
    owned
  Capital expenditures per apartment              62           70                                      132
    unit

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS: (at end of period)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                    93.9%        93.3%                                    93.3%

  Average effective base rent per                627          635                                      635
    occupied unit
  Increase from same period prior year          4.2%         1.9%                                     1.9%

  Apartment annualized turnover rate           63.9%        71.2%                                    75.9%

Combined Total
  Occupancy                                    94.2%        92.8%                                    92.8%

  Average effective base rent per                630          634                                      634
    occupied unit
  Increase from prior year                      4.7%         1.8%                                     1.8%

  Apartment annualized turnover rate           63.3%        74.9%                                    68.1%

-----------------------------------------------------------------------------------------------------------
(1)  Reflects performance of 16 of the 37 properties in the current portfolio.
(2)  Reflects acquisition activity.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                  June 30, 1999
                                 (in thousands)


                                       Office      Office/Flex      Industrial           Retail      Multifamily
                               ---------------  --------------- ---------------  ---------------  ---------------
REVENUES                               29,498            9,183           4,755            2,816           17,299

OPERATING EXPENSES                     11,383            2,630           1,142              854            7,400
                               ---------------  --------------- ---------------  ---------------  ---------------
NOI                                    18,115            6,553           3,613            1,962            9,899



(1)  Other  represents  internal  market  level  property  management  fees included  in  operating  expenses  to  provide  market  comparison  to  industry performance,  and operating revenue and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                  June 30, 1999
                                 (in thousands)

                                     Property                                  Total
                                        Total          Other (1)            Reported
                               ---------------  -----------------  ------------------
REVENUES                               63,551              1,000              64,551

OPERATING EXPENSES                     23,409            (1,549)              21,860
                               ---------------  -----------------  ------------------
NOI                                    40,142              2,549              42,691



(1)  Other  represents  internal  market  level  property  management  fees included  in  operating  expenses  to  provide  market  comparison  to  industry performance,  and operating revenue and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 1999


                                                  1999          2000         2001          2002         2003          2004
-----------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                   10,519,901    16,894,238   15,801,927    19,913,004    8,139,629     9,872,957
Percent of total annual rent                      9.5%         15.2%        14.2%         18.0%         7.3%          8.9%

Square footage expiring                        642,362       997,181      916,566     1,060,143      425,065       522,632
Percentage of square footage                     10.4%         16.2%        14.9%         17.2%         6.9%          8.5%

Number of leases                                   157           150          155           122           78            50
Percentage of number of leases                   19.4%         18.6%        19.2%         15.1%         9.7%          6.2%

-----------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                    3,202,282     5,259,815    3,849,894     4,271,801    4,394,338     2,381,258
Percent of total annual rent                     10.6%         17.4%        12.7%         14.1%        14.5%          7.9%

Square footage expiring                        434,411       647,774      528,464       515,675      455,875       261,564
Percentage of square footage                     12.2%         18.2%        14.9%         14.5%        12.8%          7.4%

Number of leases                                    89            93           75            50           39            24
Percentage of number of leases                   22.8%         23.8%        19.2%         12.8%        10.0%          6.1%

-----------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                    1,339,094     1,175,647    1,772,508     3,042,309    6,915,628       901,985
Percent of total annual rent                      7.4%          6.5%         9.7%         16.7%         5.0%         38.0%

Square footage expiring                        296,875       249,106      410,714       680,085      191,662     1,658,911
Percentage of square footage                      7.6%          6.4%        10.5%         17.4%         4.9%         42.6%

Number of leases                                    16            17           20            22            5             9
Percentage of number of leases                   16.8%         17.9%        21.1%         23.2%         5.3%          9.5%

-----------------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                      930,062       753,324    1,147,164       350,069      757,729     1,282,975
Percent of total annual rent                     10.8%          8.8%        13.4%          4.1%         8.8%         14.9%

Square footage expiring                         75,514        59,374       95,377        25,225       61,258       137,893
Percentage of square footage                      8.9%          7.0%        11.2%          3.0%         7.2%         16.2%

Number of leases                                    37            29           45            15           22            25
Percentage of number of leases                   18.0%         14.1%        21.8%          7.3%        10.7%         12.1%

-----------------------------------------------------------------------------------------------------------------------------


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 1999

                                                                                     2008 and
                                                 2005         2006          2007   thereafter
----------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

Annual base rent expiring                   9,642,153    5,765,619     7,085,066    7,257,422
Percent of total annual rent                     8.7%         5.2%          6.4%         6.5%

Square footage expiring                       518,787      321,542       352,562      399,986
Percentage of square footage                     8.4%         5.2%          5.7%         6.5%

Number of leases                                   16           10            12           58
Percentage of number of leases                   2.0%         1.2%          1.5%         7.2%

----------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                     618,282    2,137,852     1,749,482    2,378,289
Percent of total annual rent                     2.0%         7.1%          5.8%         7.9%

Square footage expiring                        39,503      213,799       140,911      313,409
Percentage of square footage                     1.1%         6.0%          4.0%         8.8%

Number of leases                                    2            7             3            9
Percentage of number of leases                   0.5%         1.8%          0.8%         2.3%

----------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                           -      227,500        72,506    2,737,470
Percent of total annual rent                        -         1.3%          0.4%        15.1%

Square footage expiring                             -       32,500        15,660      362,864
Percentage of square footage                        -         0.8%          0.4%         9.3%

Number of leases                                    -            1             1            4
Percentage of number of leases                      -         1.1%          1.1%         4.2%

----------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                     632,380      155,604        89,332    2,485,449
Percent of total annual rent                     7.4%         1.8%          1.0%        29.0%

Square footage expiring                        42,658       10,950         8,444      334,153
Percentage of square footage                     5.0%         1.3%          1.0%        39.3%

Number of leases                                   10            4             4           15
Percentage of number of leases                   4.9%         1.9%          1.9%         7.3%

----------------------------------------------------------------------------------------------




                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 1999


                                              1999         2000          2001         2002          2003         2004
----------------------------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO (1)
Annual base rent expiring                   15,991,339    24,083,024   22,571,493    27,577,183   14,193,681    20,452,818
Percent of total annual rent                      9.5%         14.3%        13.4%         16.4%         8.5%         12.2%

Square footage expiring                      1,449,162     1,953,435    1,951,121    2,281,128     1,133,860     2,581,000
Percentage of square footage                     10.0%         13.5%        13.5%         15.8%         7.8%         17.9%

Number of leases                                   299           289          295           209          144           108
Percentage of number of leases                   19.9%         19.3%        19.7%         13.9%         9.6%          7.2%
----------------------------------------------------------------------------------------------------------------------------
(1)  Numbers exclude the corporate headquarters building and multifamily properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 1999

                                                                                       2008 and
                                                   2005        2006           2007   thereafter
------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO (1)
Annual base rent expiring                    10,892,815    8,286,575     8,996,386   14,858,630
Percent of total annual rent                       6.5%         4.9%          5.4%         8.8%

Square footage expiring                         600,948      578,791       517,577    1,410,412
Percentage of square footage                       4.2%         4.0%          3.6%         9.8%

Number of leases                                     28           22            20           86
Percentage of number of leases                     1.9%         1.5%          1.3%         5.7%
------------------------------------------------------------------------------------------------
(1)  Numbers exclude the corporate headquarters building and multifamily properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized  Turnover  Rate             The  percentage  of  multi-family  units that  became available for rent during the period reported on an annualized basis.
Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Average Rent per Square Foot           Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                   concessions, TI's and leasing commissions.
Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                         All properties owned in the current period.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, and development services.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization    Total notes and mortgages payable divided by the sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the date of calculation.
Dividend Payout Ratio                  The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                        Annualized rents net of concessions.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Occupancy                              Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Same Property                          Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.
